INCOME TAXES (Details 2) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Non-capital losses carried forward	$ 17,112	$ 13,414
Capital assets	1,232	720
Intangible assets	(2,459)	(2,649)
Research and development expenditures	10,344	6,549
Reserves not taken for tax purposes	3,010	3,142
Total deferred tax assets	29,239	21,176
Valuation allowance	(29,239)	(21,176)
Net deferred tax asset	$ 0	$ 0